STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

VIROPRO (ANDRE BEDARD)
8515 PLACE DEVONSHIRE STE 207
MONTREAL, QC H4P2K1

June 30, 2006

Job Number: C20060629-0155

Job Contents:
NV Corp Copy Request Cover Letter(s): 1

Special Handling Instructions:

FX 8485 6314 7484
CMR 6-30-06

VIROPRO (ANDRE BEDARD)
8515 PLACE DEVONSHIRE STE 207
MONTREAL, QC H4P2K1

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Job Receipt

June 30, 2006

Job Number: C20060629-0155
Account Number

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Entity Copies	00000866354-12		18	$2.00	$36.00
Total					$36.00

Payments

Type	Description	Amount
Credit	Auth #075484 Ref #150988 VISA	$36.00
Total		$36.00

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Copy Request

June 30, 2006

Job Number: C20060629-0155
Reference Number: 00000866354-12
Expedite:
Through Date:

Document Number(s)	Description	Number of Pages
C3547-1982-001	Articles of Incorporation	6 Pages/1 Copies
C3547-1982-005	Amendment	3 Pages/1 Copies
C3547-1982-006	Amendment	1 Pages/1 Copies
C3547-1982-007	Amendment	2 Pages/1 Copies
C3547-1982-010	Amendment	1 Pages/1 Copies
C3547-1982-011	Amendment	1 Pages/1 Copies
C3547-1982-012	Amendment	1 Pages/1 Copies
C3547-1982-013	Amendment	1 Pages/1 Copies
20050369585-83	Annual List	1 Pages/1 Copies
20060094405-00	Amendment	1 Pages/1 Copies

Respectfully,

Dean Heller

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Copy Request Exception List Fulfillment

Job Number: C20060629-0155
Reference Number: 00000866354-12

Online images for the following document numbers were unavailable at the time of your request and are now being provided. We apologize for any inconvenience.

Document Number	Filing Type	Filing Date/Time	Roll and Frame Numbers	FileNET ID	Note
C3547-1982-001	Articles of Incorporation	6/16/1982			No online image of this document.
C3547-1982-005	Amendment	11/22/1995			No online image of this document.
C3547-1982-006	Amendment	4/1/1996			No online image of this document.
C3547-1982-007	Amendment	4/27/1998			No online image of this document.
C3547-1982-010	Amendment	11/12/2003			No online image of this document.
C3547-1982-011	Amendment	11/14/2003			No online image of this document.
C3547-1982-012	Amendment	11/25/2003			No online image of this document.

Special Handling Instructions:

FX 8485 6314 7484

Respectfully,

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

Filing Fee $50.
BY: INTERWEST TRANSFER
2325 Arbor Lane
SALT LAKE CITY, UTA
84117

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE
STATE OF NEVADA
JUN 1 · 19
WM. SWACKHAMER · SECRETARY OF STATE
No. 2547-78

ARTICLES OF INCORPORATION

GRANITE, LTD.

WE, THE UNDERSIGNED NATURAL PERSONS OF THE AGES OF TWENTY-ONE (21) OR MORE, ACTING AS INCORPORATORS OF A CORPORATION UNDER THE GENERAL CORPORATION LAW OF NEVADA, ADOPT THE FOLLOWING ARTICLES OF INCORPORATION:

ARTICLE I

NAME: THE NAME OF THE CORPORATION IS GRANITE, LTD.

ARTICLE II

REGISTERED OFFICE AND AGENT: THE ADDRESS OF THE CORPORATION'S PRINCIPAL OFFICE IS 2050 ELLIS WAY, IN THE CITY OF ELKO, COUNTY OF ELKO, STATE OF NEVADA. THE INITIAL AGENT FOR SERVICE OF PROCESS AT THAT ADDRESS WILL BE GATEWAY ENTERPRISES, INC.

ARTICLE III

PURPOSE: THE PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED ARE TO ENGAGE IN ANY ACTIVITY OR BUSINESS NOT IN CONFLICT WITH THE LAWS OF THE STATE OF NEVADA OR OF THE UNITED STATES OF AMERICA, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SPECIFICALLY:

1. TO HAVE AND TO EXERCISE ALL THE POWERS NOW OR HEREAFTER CONFERRED BY THE LAWS OF THE STATE OF NEVADA UPON CORPORATIONS ORGANIZED PURSUANT TO THE LAWS UNDER WHICH THE CORPORATION IS ORGANIZED AND ANY AND ALL ACTS AMENDATORY THEREOF AND SUPPLEMENTAL THERETO.

2. TO DISCOUNT AND NEGOTIATE PROMISSORY NOTES, DRAFTS, BILLS OF EXCHANGE, AND OTHER EVIDENCE OF DEBTS, AND TO COLLECT FOR OTHERS MONEY DUE THEM ON NOTES, CHECKS, DRAFTS, BILLS OF EXCHANGE, COMMERCIAL PAPER AND OTHER EVIDENCE OF INDEBTEDNESS.

3. TO PURCHASE OR OTHERWISE ACQUIRE, OWN, HOLD, LEASE, SELL, EXCHANGE, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, OR OTHERWISE DISPOSE OF, TO GUARANTY, TO INVEST, TRADE, AND DEAL IN AND WITH PERSONAL PROPERTY OF EVERY CLASS AND DESCRIPTION.

4. TO ENTER INTO ANY KIND OF CONTRACT OR AGREEMENT, COOPERATIVE OR PROFIT SHARING PLAN WITH ITS OFFICERS OR EMPLOYEES THAT THE CORPORATION MAY DEEM ADVANTAGEOUS OR EXPEDIENT OR OTHERWISE TO REWARD OR PAY SUCH PERSONS FOR THEIR SERVICES AS THE DIRECTORS MAY DEEM FIT.

5. TO PURCHASE, LEASE, OR OTHERWISE ACQUIRE, IN WHOLE OR IN PART, THE BUSINESS, THE GOOD WILL, RIGHTS, FRANCHISES AND PROPERTY OF EVERY KIND, AND TO UNDERTAKE THE WHOLE OR ANY PART OF THE ASSETS OR LIABILITIES, OF ANY PERSON, FIRM, ASSOCIATION, NON-PROFIT OR PROFIT CORPORATION, OR OWN PROPERTY NECESSARY OR SUITABLE FOR ITS PURPOSES, AND TO PAY THE SAME IN CASH, IN THE STOCKS OR BONDS OF THIS COMPANY OR OTHERWISE, TO HOLD OR IN ANY MANNER DISPOSE OF THE WHOLE OR ANY PART OF THE BUSINESS OR PROPERTY SO ACQUIRED AND TO EXERCISE ALL OF THE POWERS NECESSARY OR INCIDENTAL TO THE CONDUCT OF SUCH BUSINESS.

6. TO LEND OR BORROW MONEY AND TO NEGOTIATE AND MAKE LOANS, EITHER ON ITS OWN ACCOUNT OR AS AGENT, OR BROKER FOR OTHERS.

7. TO ENTER INTO, MAKE, PERFORM AND CARRY OUT CONTRACTS OF EVERY KIND AND FOR ANY LAWFUL PURPOSE, WITHOUT LIMIT AS TO AMOUNT WITH ANY PERSON, FIRM, ASSOCIATION, COOPERATIVE PROFIT OR NON-PROFIT CORPORATION, MUNICIPALITY, STATE OR GOVERNMENT OR ANY SUBDIVISION, DISTRUCT OR DEPARTMENT THEREOF.

8. TO BUY, SELL, EXCHANGE, NEGOTIATE, OR OTHERWISE DEAL IN, OR HYPOTHECATE SECURITIES, STOCKS, BONDS, DEBENTURES, MORTGAGES, NOTES OR OTHER COLLATERALS OR SECURITIES, CREATED OR ISSUED BY ANY CORPORATION WHEREVER ORGANIZED, INCLUDING THIS CORPORATION, WITHIN SUCH LIMITS AS MAY BE PROVIDED BY LAW, AND WHILE OWNER OF ANY SUCH STOCKS OR OTHER COLLATERALS TO EXERCISE ALL RIGHTS, POWERS AND PRIVILEGES OF OWNERSHIP, INCLUDING THE RIGHT TO VOTE THE SAME; TO SUBSCRIBE FOR STOCK IN ANY CORPORATION TO BE ORGANIZED, OTHER THAN TO PROMOTE THE ORGANIZATION THEREOF.

9. TO PURCHASE OR OTHERWISE ACQUIRE, OWN, HOLD, LEASE, SELL, EXCHANGE, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, LICENSE OR OTHERWISE DISPOSE OF ANY LETTERS, PATENTS, COPYRIGHTS, OR TRADEMARKS OF EVERY CLASS AND DESCRIPTION.

10. TO DO ANY AND ALL OTHER SUCH ACTS, THINGS, BUSINESS OR BUSINESSES IN ANY MANNER CONNECTED WITH OR NECESSARY, INCIDENTAL, CONVENIENT OR AUXILIARY TO DO ANY OF THESE OBJECTS HEREINBEFORE ENUMERATED, OR CALCULATED, DIRECTLY OR INDIRECTLY, TO PROMOTE THE INTEREST OF THE CORPORATION; AND IN CARRYING ON ITS PURPOSES, OR FOR THE PURPOSE OF OBTAINING OR FURTHERING ANY OF ITS BUSINESS, TO DO ANY AND ALL ACTS AND THINGS, AND TO EXERCISE ANY AND ALL OTHER POWERS WHICH A CO-PARTNER OR NATURAL PERSON COULD DO OR EXERCISE, AND WHICH NOW OR HEREAFTER MAY BE AUTHORIZED BY LAW, AND HERE AND IN ANY OTHER PART OF THE WORLD.

11. THE SEVERAL CLAUSES CONTAINED IN THIS STATEMENT OF POWERS SHALL BE CONSTRUED AS BOTH PURPOSES AND POWERS, AND THE STATEMENTS CONTAINED IN EACH OF THESE CLAUSES SHALL BE IN NO WAY LIMITED OR RESTRICTED, BY REFERENCE TO OR INFERENCE FROM, THE TERMS OF ANY OTHER CLAUSES, BUT SHALL BE REGARDED AS INDEPENDENT PURPOSES AND POWERS; AND NO RECITATIONS, EXPRESSION OR DECLARATION OF SPECIFIC OR SPECIAL POWERS OR PURPOSES HEREIN ENUMERATED SHALL BE DEEMED TO BE EXCLUSIVE; BUT IT IS HEREBY EXPRESSLY DECLARED THAT ALL OTHER LAWFUL POWERS NOT INCONSISTENT HEREWITH, ARE HEREBY INCLUDED.

ARTICLE V

STOCK: THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 50,000,000 SHARES AT A PAR VALUE OF .0001 PER SHARE. ALL STOCK WHEN ISSUED SHALL BE FULLY PAID AND NON-ASSESSABLE.

NO HOLDER OF SHARES OF COMMON STOCK OF THE CORPORATION SHALL BE ENTITLED, AS SUCH, TO ANY PRE-EMPTIVE OR PREFERENTIAL RIGHTS TO SUBSCRIBE TO ANY UNISSUED STOCK OR ANY OTHER SECURITIES WHICH THE CORPORATION MAY NOW OR THEREAFTER BE AUTHORIZED TO ISSUE. THE BOARD OF DIRECTORS OF THE CORPORATION MAY, HOWEVER, AT ITS DISCRETION, BY RESOLUTION DETERMINE THAT ANY UNISSUED SECURITIES OF THE CORPORATION SHALL BE OFFERED FOR SUBSCRIPTION SOLELY TO THE HOLDERS OF COMMON STOCK OF THE CORPORATION OR SOLELY TO THE HOLDERS OF ANY CLASS OR CLASSES OF SUCH STOCK, IN SUCH PROPORTIONS BASED ON STOCK OWNERSHIP AS SAID BOARD AT ITS DISCRETION MAY DETERMINE.

EACH SHARE OF COMMON STOCK SHALL BE ENTITLED TO ONE VOTE AT STOCKHOLDERS MEETINGS, EITHER IN PERSON OR BY PROXY. CUMULATIVE VOTING IN ELECTIONS OF DIRECTORS AND ALL OTHER MATTERS BROUGHT BEFORE STOCKHOLDERS MEETINGS, WHETHER THEY BE ANNUAL OR SPECIAL, SHALL NOT BE PERMITTED.

ARTICLE VI

STOCKHOLDERS MEETING: MEETINGS OF THE SHAREHOLDERS SHALL BE HELD AT SUCH PLACE WITHIN OR WITHOUT THE STATE OF NEVADA AS MAY BE PROVIDED BY THE BY-LAWS OF THE CORPORATION. SPECIAL MEETINGS OF THE SHAREHOLDERS MAY BE CALLED BY THE PRESIDENT OR ANY OTHER EXECUTIVE OFFICER OF THE CORPORATION, THE BOARD OF DIRECTORS, OR ANY MEMBER THEREOF, OR BY THE RECORD HOLDER OR HOLDERS OF AT LEAST TEN PERCENT (10%) OF ALL SHARES ENTITLED TO VOTE AT THE MEETING. ANY ACTION OTHERWISE REQUIRED TO BE TAKEN AT A MEETING OF THE SHAREHOLDERS, EXCEPT ELECTION OF DIRECTORS, MAY BE TAKEN WITHOUT A MEETING IF A CONSENT IN WRITING, SETTING FORTH THE ACTION SO TAKEN, SHALL BE SIGNED BY SHAREHOLDERS HAVING AT LEASE A MAJORITY OF THE VOTING POWER.

ARTICLE VII

COMMENCING BUSINESS: THE CORPORATION SHALL NOT COMMENCE BUSINESS UNTIL AT LEAST $1,000.00 HAS BEEN RECEIVED BY IT AS CONSIDERATION FOR THE ISSUANCE OF SHARES.

ARTICLE VIII

STOCK RIGHTS: THE BOARD OF DIRECTORS SHALL HAVE THE AUTHORITY TO DETERMINE THE CLASSES AND SERIES OF ANY SUBSEQUENT STOCK ISSUED BY THE CORPORATION AND THE RIGHT AND PREFERENCES PERTAINING THERETO.

ARTICLE IX

BOARD OF DIRECTORS: A MAJORITY OF THE BOARD OF DIRECTORS SHALL BE NECESSARY TO CONSTITUTE A QUORUM; AND, WHEN SO CONSTITUTED, THE BOARD SHALL BE AUTHORIZED TO TRANSACT SUCH BUSINESS AS MAY BE DELEGATED TO IT BY THE STOCKHOLDERS AND WHENEVER THE BOARD OF DIRECTORS SHALL BE SO ASSEMBLED AND ACT AS A BOARD, EITHER WITHIN OR WITHOUT THE STATE OF NEVADA, ANY ACTION TAKEN SHALL BE THE ACTION OF THE BOARD OF DIRECTORS AND SHALL BE BINDING UPON THE CORPORATION, PROVIDED THAT THREE DAYS PRIOR NOTICE, GIVEN EITHER ORALLY OR IN WRITING, OF THE TIME AND PLACE OF THE MEETING AND OF THE NATURE OF THE BUSINESS PROPOSED TO BE TRANSACTED SHALL HAVE BEEN GIVEN TO THE ENTIRE BOARD OF DIRECTORS, UNLESS SUCH NOTICE BE WAIVED AS HEREINAFTER PROVIDED. ANY DIRECTOR MAY WAIVE NOTICE OF ANY MEETING; AND IN THE EVENT OF SUCH WAIVER, NOTICE SHALL BE IN WRITING OR A WRITTEN MEMORANDUM SHALL BE MADE OF AN ORAL WAIVER OF NOTICE.

ARTICLE X

OFFICERS: THE OFFICERS OF THE CORPORATION SHALL CONSIST OF A BOARD OF DIRECTORS OF NOT LESS THAN THREE NOR MORE THAN TWENTY-FIVE. A CHAIRMAN OF THE BOARD OF DIRECTORS, A PRESIDENT, A VICE-PRESIDENT, A SECRETARY AND A TREASURER, WHO SHALL PERFORM SUCH DUTIES AND HAVE SUCH AUTHORITY AS USUALLY PERTAINS TO SUCH OFFICERS OF A CORPORATION OR AS MAY BE PRESCRIBED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

QUALIFICATION OF OFFICERS: OFFICERS AND DIRECTORS OF THE CORPORATION NEED NOT BE RESIDENTS OF THE STATE OF NEVADA AND NEED NOT OWN SHARES OF THE CORPORATION'S STOCK. THE SECRETARY AND TREASURER MAY, BUT NEED NOT BE, THE SAME PERSON.

ELECTION: DIRECTORS SHALL BE ELECTED AT THE ANNUAL MEETING OF THE SHAREHOLDERS, AND THE PERSONS RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE DECLARED DULY ELECTED, PROVIDING SUCH NUMBERS SHALL REPRESENT A MAJORITY OF ALL VOTES CAST. WITHIN TEN (10) DAYS AFTER THE ELECTION, THE DIRECTORS SHALL MEET AND

ELECT A PRESIDENT, VICE-PRESIDENT, SECRETARY AND TREASURER

TERM OF OFFICE: THE TERM OF OFFICE OF ALL DIRECTORS AND OFFICERS SHALL BE ONE YEAR, PROVIDED ALL DIRECTORS AND OFFICERS SHALL HOLD OFFICE UNTIL THEIR SUCCESSORS AND DULY ELECTED AND QUALIFIED.

RESIGNATION OF OFFICERS: ANY OFFICER OR DIRECTOR MAY RESIGN BY FILING HIS WRITTEN RESIGNATION WITH THE SECRETARY OF THE CORPORATION, OR IN THE CASE OF THE SECRETARY, WITH THE PRESIDENT OF THE CORPORATION AND UPON ACCEPTANCE THEREOF BY THE BOARD OF DIRECTORS OR IF SUCH BOARD SHALL NEGLECT TO ACT UPON SUCH RESIGNATION WITHIN FOURTEEN (14) DAYS AFTER RECEIPT, THE RESIGNATION SHALL BECOME EFFECTIVE AND THE OFFICE SHALL BE DEEMED VACANT.

REMOVAL OF OFFICERS: ANY OFFICER OR DIRECTOR OF THIS CORPORATION MAY BE REMOVED AT ANY TIME WITHOUT CAUSE IN THE MANNER PROVIDED BY THE LAWS OF THE STATE OF NEVADA FOR THE REMOVAL OF SUCH OFFICER OR DIRECTOR, OR BY A MAJORITY VOTE OF THE OUTSTANDING STOCK OF THE CORPORATION AT ANY SPECIAL MEETING OF THE STOCK-HOLDERS CALLED FOR THAT PURPOSE AS HEREIN PROVIDED.

VACANCIES: IN THE CASE OF DEATH, DISABILITY, OR RESIGNATION OF ANY OFFICER OR DIRECTOR OF THE COMPANY, THE REMAINING DIRECTORS OR DIRECTOR OF THE COMPANY, EVEN THOUGH LESS THAN A QUORUM, SHALL FILL VACANCIES FOR THE UNEXPIRED TERM OR TERMS.

ARTICLE XI

ORIGINAL DIRECTORS: THE NUMBER OF DIRECTORS CONSTITUTING THE INITIAL BOARD OF DIRECTORS OF THE CORPORATION IS THREE (3), AND THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED ARE:

1. KURTIS D. HUGHES 2325 ARBOR LANE SALT LAKE CITY UTAH 84117

2. SHIRRELL W. HUGHES 2929 HILLSDEN DRIVE SALT LAKE CITY UTAH 84117

3. KELLY H. HUNSAKER 2323 ARBOR LANE SALT LAKE CITY UTAH 84117

ARTICLE XII

DURATION: THE PERIOD OF DURATION OF THE CORPORATION SHALL BE PERPETUAL.

ARTICLE XIII

AMENDMENT: THESE ARTICLES OF INCORPORATION, BY VOTE OF NOT LESS THAN 50 PER CENT OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE CORPORATION, MAY BE DEEMED AMENDED IN ANY RESPECT AMENDABLE AT LAW AT ANY MEETING. A COPY OF THE PROPOSED AMENDMENT SHALL BE GIVEN TO THE STOCKHOLDERS AS PROVIDED IN ARTICLE VI

HEREOF, FOR CALLING AND HOLDING MEETINGS OF THE STOCKHOLDERS.

ARTICLE XIV

BY-LAWS: THE BOARD OF DIRECTORS OF THE CORPORATION SHALL HAVE AUTHORITY TO ADOPT SUCH BY-LAWS AS IN THEIR JUDGMENT MAY BE DEEMED NECESSARY OR ADVISABLE FOR THE MANAGEMENT AND TRANSACTION OF THE BUSINESS OF THE CORPORATION PROVIDED THAT SUCH BY-LAWS ARE NOT IN CONFLICT WITH THESE ARTICLES OF INCORPORATION OR THE CONSTITUTION OF THE STATE OF NEVADA.

ARTICLE XV

INCORPORATORS: THE NAME AND ADDRESS OF EACH INCORPORATOR IS:

1. KURTIS D. HUGHES 2325 ARBOR LANE SALT LAKE CITY UTAH 84117

2. SHIRRELL W. HUGHES 2929 HILLSDEN DRIVE SALT LAKE CITY UTAH 84117

3. KELLY H. HUNSAKER 2323 ARBOR LANE SALT LAKE CITY UTAH 84117

IN WITNESS WHEREOF, THE UNDERSIGNED INCORPORATORS HAVE HEREUNTO AFFIXED THEIR SIGNATURES AT SALT LAKE CITY UTAH THIS 18TH DAY OF JUNE, 1982.

STATE OF UTAH)
:
COUNTY OF SALT LAKE)

I, PAMELA E. ADAMSON, A NOTARY PUBLIC, HEREBY CERTIFY THAT ON THE 15TH DAY OF JUNE 1982 PERSONALLY APPEARED BEFORE ME KURTIS D. HUGHES, SHIRRELL W. HUGHES, KELLY H. HUNSAKER TO AFFIX THEIR SIGNATURES TO THIS DOCUMENT.

MY COMMISSION EXPIRES: 09-29-85

NOTARY PUBLIC

C 32115

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

NOV 22 1995

No. 3547-82

DEAN HELLER SECRETARY OF STATE

Articles of Amendment to Articles of Incorporation

of

Granite, Ltd.

STATE OF FLORIDA }
BROWARD COUNTY } ss.:

Pursuant to the provisions of the Nevada General Corporation Law, Sections 78.320, 78.385 and 78.390, **Granite, Ltd.**, a Nevada corporation (the "Corporation") hereby adopts the following Articles of Amendment to its current Articles of Incorporation:

WITNESSETH

First: Article I is hereby repealed and replaced by the following:

"ARTICLE I
NAME

The name of the Corporation is

"Savon Coffee, Inc."

Second Article V is hereby repealed and replaced by the following, effective on the tenth day after the Corporation files the notification required by Securities and Exchange Commission Rule 10b-17 with the National Association of Securities Dealers, Inc.

"ARTICLE V
CAPITAL STOCK

This Corporation is authorized to issue 25,000,000 shares of capital stock, $0.001 par value, all of which shall be initially designated as common stock; *provided, however*, that the Corporation's Board of Directors shall have authority exercisable form time to time, to convert 5,000,000 of such shares to preferred stock with such rights and preferences as the Corporation's Board of Directors may select prior to their issuance, subject to compliance with the requirements of Sections 78.195 and 78.196 of the Nevada Business Corporation Act."

Third: In conjunction with the amendment to Article V effected above, the Corporation's currently outstanding shares of common stock, being 23,327,309

shares of common stock, $0.0001 par value are hereby reverse split on a one share for 10 basis, so that after the date this instrument is filed with the Nevada Secretary of State, such outstanding shares shall be converted into 2,332,730 shares of the newly amended common stock, $0.001 par value. The foregoing reverse split shall be effective on the tenth day after the Corporation files the notification required by Securities and Exchange Commission Rule 10b-17 with the National Association of Securities Dealers, Inc.

Fourth: The following new Articles are hereby adopted:

"**ARTICLE XV**
INDEMNIFICATION

The Corporation shall indemnify its officers, directors and authorized agents for all liabilities incurred directly, indirectly or incidentally for services performed for the Corporation or for its benefit, to the fullest extent permitted under Nevada law now existing or hereinafter enacted.

"**ARTICLE XVI**
LIMITATION ON STOCKHOLDER SUITS

Stockholders shall not have a cause of action against the Corporation's officers, directors or agents as a result of any action taken, or as a result of their failure to take any action, unless deprivation of such right is deemed a nullity because, in the specific case, deprivation of a right of action would be impermissibly in conflict with the public policy of the State of Nevada. The fact that this Article shall be inapplicable in certain circumstances shall not render it inapplicable in any other circumstances and the Courts of the State of Nevada are hereby granted the specific authority to restructure this Article, on a case by case basis or generally, as required to most fully give legal effect to its intent."

Sixth: The foregoing amendments and reverse stock split were authorized by the Corporation's directors at a duly convened meeting held by teleconference, all directors being present and voting in favor thereof, on November 1, 1995; and were ratified by the Corporation's stockholders by written consent in lieu of special meeting executed by the holders of 20,000,000 of the 23,327,300 shares of common stock outstanding, the votes in favor being sufficient under the laws of the State of Nevada and the Corporation's certificate of incorporation or bylaws for passage, such proposals were adopted as the act of the Corporation.

IN WITNESS WHEREOF, we have subscribed our names this 1st day of **November**, 1995

Signed, Sealed & Delivered In Our Presence

Granite, Ltd.

By ______________________

Herbert Glaubman, President, **Director &** Holder of 20,000,000 shares **of the** Corporation's common stock, **as a tenant** by the entireties with Frances D. **Glaubman**

[CORPORATE SEAL]

Attest ______________________

Frances D. Glaubman, Secretary, **Director** & Holder of 20,000,000 shares of the Corporation's common stock, as a tenant by the entireties with Herbert Glaubman

BEFORE ME, an official duly authorized to administer oaths, did personally appear Herbert Glaubman and Frances D. Glaubman, the president and secretary respectively of **Granite, Ltd.**, a Nevada corporation, and, known to me and being duly sworn, did attest that they executed the foregoing instrument pursuant to properly delegated corporate authority

IN WITNESS WHEREOF I have hereunto affixed my notarial seal, this ___ day of November, 1995. My commission expires

____

Notary Public

[CORPORATE SEAL]

SANDRA SAVIN
MY COMMISSION # CC 374755
EXPIRES: June 14, 1998
Bonded Thru Notary Public Underwriters

RECEIVED

NOV 08 1995

Secretary of State

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

APR 01 1996

DEAN HELLER SECRETARY OF STATE

No. 2547-82

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
(AFTER ISSUANCE OF STOCK)

SAVON COFFEE, INC.

We the undersigned, HEPBERT GLAUBMAN, President and FRANCES DEENA GLAUBMAN, Secretary of SAVON COFFEE, INC., do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the 22th day of March, 1996, adopted a resolution to amend the original Articles of Incorporation as follows:

ARTICLE 1 is hereby amended to read as follows: The name of the Corporation is **"Food Concepts, Inc."**

The number of shares of the corporation outstanding and entitled to vote on an amendment to theArticles of Incorporation is 2,944,744: that the said change and amendment has been consented to and approved by a majority vote of the shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Herbert Glaubman

Frances Deena Glaubman

State of Florida__________}
] SS.
County of Broward_______}

On March 28, 1996, personally appeared before me, a Notary Public, Herbert Glaubman and Frances Deena Glaubman who acknowledge that they executed the above instrument.

IN WITNESS WHEREOF, I have hereunto affixed my notarial seal this 28th day of March, 1996. My commission expires:

SEAL

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE
STATE OF NEVADA

APR 27 1998

No. C3547-82
Dean Heller
DEAN HELLER, SECRETARY OF STATE

Receipt No. FY9800059889
CSC - CARSON CITY
04/27/1998 145.00
REC'D BY KD $75-

Certificate of Amendment of Articles of Incoporation

Pursuant to the provisions of Nevada Revised Status, Title 7, Chapter 78, it is hereby certified that

FIRST: The name of the corporation (the "corporation") is

Food Concepts, Inc.

SECOND: The Board of Directors of the corporation duly adopted the following resolutions on April 16, 1998:

RESOLVED, that it is advisable in the judgement of the Board of Directors of the Corporation that the name of the Corporation be changed, and that, in order to accomplish same Article I of the Articles of Incorporation be amended to read as follows:

Article I
Name of Corporation

The name of this corporation is Viropro, Inc.

FURTHER RESOLVED, that at a special meeting of stockholders having voting power be and is hereby called and that notice be given in the manner prescribed by the Bylaws of the Corporation and by Nevada Revised Statues Title 7, Chapter 78, unless the said stockholders shall waive the notice of the meeting in writing or unless all of said stockholders shall dispense with the holding of a meeting and shall take action upon the proposed amendments by consent in writing signed by them and

FURTHER RESOLVED, that in the event that the said stockholders shall adopt the aforesaid proposed amendment by a vote in favor thereof by at least a majority of the voting power or by a written consent in favor thereof signed by all of them without a meeting, the Corporation is hereby authorized to make by the hands of it President or a Vice President and by its Secretary or an Assistant Secretary a certificate setting forth the said amendment and to cause same to be filed pursuant to the provisions of Nevada Revised Statues, Title 7, Chapter 78.

THIRD: The total number of outstanding shares having voting power of the corporation is 6,671,999 and the total number of votes entitled to be cast by the holders of all said outstanding shares is 6,671,999.

FOURTH: At a meeting of the stockholders held on April 16, 1998, notice of which was duly given, the amendment herein certified was adopted by the holders of 5,232,701 shares, which represents 5,232,701 votes, and which constitute at least a majority of all of the voting power of the holders of the shares having voting power.

Signed on April 16, 1998

Herb Glaubman

Herbert Glaubman, President

Frances Glaubman

Frances Glaubman, Secretary

State of Florida

County of Broward

This instrument was acknowledge before me on April 20 1998, by Herb Glaubman and Frances Glaubman as President and Secretary respectively of Food Concepts, Inc.

Vickie Buzzell

Notary

(Seal)

My commission expires

Vickie Buzzell
MY COMMISSION EXPIRES
JUNE 17, 2001
#CC 635673
Bonded thru Troy Fain Insurance
NOTARY PUBLIC, STATE OF FLORIDA

EXCH-21496 A1-5-

C3547-82

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Correction

(PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction
(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

ViroPro, Inc.

2. Description of the original document for which correction is being made:

Certificate of Amendment of Articles of Incorporation

3. Filing date of the original document for which correction is being made: 4/27/98

4. Description of the inaccuracy or defect.

Document was missing a paragraph increasing the aggregate number of authorized shares to 50,000,000 at a par value of 0.001. This Action was taken by the Board of Directors and voted on by the Share holders of the Corporation.

5. Correction of the inaccuracy or defect.

Article IV Stock: The aggregate number of shares which the corporation shall have authority to issue is 50,000,000 shares at a par value of 0.001 per share.

6. Signature:

Authorized Signature	Title *	Date
[signature]	President	[illegible]

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C35417-82

NOV 1 4 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: VIROPRO INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE V is amended to implement a 1:12.14 reverse split and the first Paragraph is deleted and replaced with the Following:
The Aggregate number of shares which the Corporation shall have authority to issue is 4,118,616 at a par value of $.001 per share. All stock when issued shall be fully paid and non-assessable.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 0% Pursuant to 78.207.

4. Effective date of filing (optional): Nov 14 2003
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

C104-45110 $175—

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED# C 35473-83

NOV 2 5 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Correction

(PURSUANT TO NRS 78,78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

VIROPRO, INC.

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

3. Filing date of the original document for which correction is being made: November 14, 2003

4. Description of the inaccuracy or defect.

The Amendment to Article V of the Articles of Incorporation of the Company did not have an effective date for the reverse split effected by the Amendment.

5. Correction of the inaccuracy or defect.

Article V is amended to implement a 1 : 12.14 reverse split effective November 26, 2003 and the first paragraph is deleted and replaced with the following: Effective November 26, 2003 the aggregate number of shares which the Corporation shall have authority to issue is 4,118,616 at a par value of $0.001 per share. All Stock when issued shall be fully paid and non-assessable.

6. Signature:

Authorized Signature	Title *	Date
[signature]	President	11/25/2003

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members, a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

175

FILED # C23547-82

OCT 1 1 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: VIROPRO, INC

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE V IS HEREBY AMENDED TO IMPLEMENT AN INCREASE OF THE AUTHORIZED CAPITAL TO 20,000,000 SHARES OF COMMON STOCK AND THE FIRST PARAGRAPH IS DELETED AND REPLACED WITH THE FOLLOWING:

The aggregate number of shares which the Corporation shall have authority to issue is 20,000,000 at a par value of $.001 per share. All stock when issued shall be fully paid and non-assessable.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 70%*

4. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Richard Lee

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

FILE NUMBER

C3547-1982

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Vicopro, Inc.

(Name of Corporation)

FOR THE FILING PERIOD OF TO

Entity # C3547-1982
Document Number: 20050369585-83
Date Filed: 8/15/2005 2:30:47 PM
In the office of
Dean Heller
Secretary of State

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Incorp Services, Inc.
3155 East Patrick Lane · Suite 1
Las Vegas, NV 89120-3481

702.866.2500 Phone · 702.866.2689 Fax
www.incorpservices.com

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Filing Fee: $125.00

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0000703901

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
~~Hugh Johnson~~ Richard Lee *	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
~~Hugh Johnson~~ Richard Lee *	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
~~Hugh Johnson~~ Richard Lee *	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
~~Hugh Johnson~~ Richard Lee *	DIRECTOR		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Title Administrative Duly Authorized Date Apr 24, 2005

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on 05/24/03

June

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recording Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

CLAUDE GINGRAS

NV

Job:C20090611-1714
June 22, 2009

Special Handling Instructions:
EMAILED 06/22/09 - RSS

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Amendment	20090478045-49	6/9/2009 10:30:25 AM	1	$200.00	$200.00
Total					$200.00

Payments

Type	Description	Amount
Credit	012848|09062217735988	$200.00
Total		$200.00

Credit Balance: $0.00

Job Contents:
File Stamped Copy(s): 1

CLAUDE GINGRAS

NV

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20090478045-49
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/09/2009 10:30 AM
	Entity Number C3547-1982

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

VIROPRO INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE V IS HEREBY AMENDED TO IMPLEMENT AN INCREASE IN THE AUTHORIZED CAPITAL TO 1,000,000,000 COMMON STOCK (ONE BILLION) AND THE FIRST PARAGRAPH IS HEREBY AMENDED AS FOLLOWS:

The aggregate of shares the Company shall have the authority to issue is 1,000,000,000 at a par value of $0.001 per share. All stock when issued shall be fully paid and non-assessable.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 44,138,404

4. Effective date of filing: (optional) 5/24/09

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
C3547-1982
Document Number:
20060094405-00

Date Filed:
2/14/2006 1:00:22 PM
In the office of

Dean Heller
Secretary of State

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
VIROPRO, INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE V IS HEREBY AMENDED TO IMPLEMENT AN INCREASE OF THE AUTHORIZED CAPITAL TO 45,000,000 SHARES OF COMMON STOCK AND THE FIRST PARAGRAPH IS DELETED AND REPLACED WITH THE FOLLOWING:

The aggregate of shares which the Corporation shall have authority to issue to issue is 45,000,000 at a par value of $0.001 per share. All stock when issued shall be fully paid and non-assessable.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Job Receipt

February 16, 2006

Job Number: C20060215-1494
Account Number:

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Amendment	20060094405-00	2/14/2006 1:00:22 PM	1	$175.00	$175.00
Total					$175.00

Payments

Type	Description	Amount
Credit	Auth #051983 Ref #101698 VISA	$175.00
Total		$175.00

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy Secretary of State

PAMELA RUCKEL
Deputy Secretary for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

ELLICK HSU
Deputy Secretary for Elections

PROSPER AZOULAY
8515 PLACE DEVONSHIRE, STE 207
MONTREAL, QC H4P2K1

February 16, 2006

Job Number: C20060215-1494

Job Contents:

NV Corp Filing Acknowledgement(s):	1
File Stamped Copy(s):	1

Special Handling Instructions:

VIROPRO, INC.
1FSC
MRK

PROSPER AZOULAY
8515 PLACE DEVONSHIRE, STE 207
MONTREAL, QC H4P2K1

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

February 14, 2006

Job Number
C20060215-1494

Corporation Number
C3547-1982

Filing Description	Document Filing Number	Date/Time of Filing
Amendment	20060094405-00	February 14, 2006 01:00:22 PM

Corporation Name	Resident Agent
VIROPRO, INC.	INCORP SERVICES, INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138